SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. 2)


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary proxy statement
         /X/      Definitive proxy statement
         / /      Definitive additional materials
         / /      Soliciting   material  pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                                  UNIFLEX, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


                                 ROBERT K. SEMEL
--------------------------------------------------------------------------------
                   (Name of Person(s) filing Proxy Statement)


         Payment of filing fee (check the appropriate box):

         /X/      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
                  14a-6(j)(2).

         / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)


--------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

----------------
          (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)     Amount previously paid:



--------------------------------------------------------------------------------

         (2)     Form, schedule or registration statement no.:


--------------------------------------------------------------------------------


         (3)     Filing party:


--------------------------------------------------------------------------------


         (4)     Date filed:


--------------------------------------------------------------------------------

                                     [LOGO]

                                  UNIFLEX, INC.

                   383 West John Street, Hicksville, NY 11802
                   ------------------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 20, 1996
                            ------------------------


To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of UNIFLEX, INC., a Delaware corporation (the "Company"), will be held at the American Stock Exchange, 86 Trinity Place, 13th floor, New York, New York 10006, on Thursday, June 20, 1996 at 10:00 A.M., for the following purposes:

     1. To elect three members of the Board of Directors for the ensuing three years;

     2. To consider and act upon a proposal to approve the Company's 1996 Outside Directors' Stock Option Plan; and

     3. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only stockholders of record at the close of business on May 10, 1996, will be entitled to notice of and to vote at the Annual Meeting.

     If you do not expect to attend the Annual Meeting, please sign and mail promptly the enclosed proxy in order that your shares may be voted. A return envelope is provided for your convenience.

                                            By Order of the Board of Directors

                                            /s/ Herbert Barry

                                            HERBERT BARRY, Chairman

Dated:   Hicksville, New York
         May 20, 1996

                                  UNIFLEX, INC.
                   383 West John Street - Hicksville, NY 11802

                              --------------------

                               PROXY STATEMENT FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                                  June 20, 1996

                              --------------------


      This Proxy Statement is furnished to the stockholders of UNIFLEX, INC. (the "Company"), in connection with the solicitation by the Board of Directors of the Company of Proxies for the Annual Meeting of Stockholders to be held at the American Stock Exchange, 86 Trinity Place, 13th Floor, New York, New York 10006, on Thursday, June 20, 1996 at 10:00 A.M. At the Annual Meeting, the stockholders will be asked to (1) elect three members of the Board of Directors for the ensuing three years, (2) consider and act upon a proposal to approve the Company's 1996 Outside Directors' Stock Option Plan and (3) consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof. This Proxy Statement is being mailed on or about May 20, 1996.

     Shares represented by Proxies, in the accompanying form of Proxy, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares represented thereby will be voted (i) for the election of three members of the Board of Directors for the ensuing three years (Erich Vetter, Manfred M. Heuman and Martin Brownstein), (ii) to approve the Company's 1996 Outside Directors' Stock Option Plan and (iii) to consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof. The execution of a Proxy will in no way affect a stockholder's right to attend the Annual Meeting and vote in person. Any Proxies executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Annual Meeting, or by execution of a subsequent Proxy which is presented to the Annual Meeting; or if the stockholder attends the Annual Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. Broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. Proxies marked as abstaining with respect to the election of directors and the proposal to adopt the 1996 Outside Directors' Stock Option Plan will have the effect of a vote against such proposals.

     All expenses in connection with this solicitation will be borne by the Company. It is expected that solicitations will be made primarily by mail, but regular employees or representatives of the Company may also solicit Proxies by telephone, telegraph or in person, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending solicitation material to their principals.

                                VOTING SECURITIES

     The voting securities of the Company outstanding on May 10, 1996 consisted of 2,804,382 shares of common stock entitling the holders thereof to one vote per share. Stockholders of record as at that date are entitled to notice of and to vote at the Annual Meeting. A majority of the outstanding shares present in person or by proxy is required for a quorum.

     The following table sets forth the holdings as of May 10, 1996 of the Directors of the Company, the Chief Executive Officer and the four other most highly compensated Executive Officers of the Company, of all Directors and Executive Officers as a group, and of those persons who, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of common stock outstanding which such shares represented on that date.

                          VOTING SECURITY OWNERSHIP OF
                    MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Name and Address                           Amount and Nature
       of                                  of Beneficial              Percent
Beneficial Owner                           Ownership (1)           of Class (2)
--------------------------------------------------------------------------------
Warner J. Heuman                           311,516 (3,9)               10.2%
383 W. John Street
Hicksville, NY 11802

Herbert Barry                              310,484 (4,9)               10.2%
383 W. John Street
Hicksville, NY 11802

Erich Vetter                               208,666 (9)                  6.9%
383 W. John Street
Hicksville, NY 11802

Robert K. Semel                            289,200 (9)                  9.5%
383 W. John Street
Hicksville, NY 11802

Kurt Vetter                                175,788 (5,9)                5.8%
383 W. John Street
Hicksville, NY 11802

Manfred M. Heuman                          281,072 (6,9)                9.2%
383 W. John Street
Hicksville, NY 11802

Martin Brownstein                          127,504 (9)                  4.2%
383 W. John Street
Hicksville, NY 11802

Martin Gelerman                              5,000 (9)                  *
175 Broad Hollow Road
Melville, NY 11747

Steven Wolosky                              13,000 (9)                  *
505 Park Avenue
New York, New York 10022

Lee Cantor                                  53,732 (7)                  1.8%
383 W. John Street
Hicksville, NY 11802

CMNY Capital, L.P.                         212,772 (8)                  7.0%
135 East 57th Street
New York, NY 10022

All Directors and Executive Officers     1,775,962 (9)                 58.4%
as a group (10 persons)

----------
* Less than 1%

(1)  Except as noted, shares are owned individually and of record.

(2) Calculations assume that all stock options held by directors and executive officers and exercisable within 60 days after May 10, 1996 have been exercised.

(3) Includes 40,000 shares owned individually and of record by Elaine Heuman, Warner J. Heuman's wife, and 17,660 shares owned by his children.

(4) Includes 4,100 shares held individually and of record by Betty Lou Barry, Herbert Barry's wife.

(5) Includes 6,200 shares held individually and of record by Stephanie Vetter, Kurt Vetter's wife.

(6) Includes 9,600 shares owned by Manfred M. Heuman as custodian for his grandchildren.

(7) Includes 34,188 shares owned jointly with Melissa Cantor, Lee Cantor's wife, and 3,896 shares held individually and of record by Melissa Cantor.

(8) Includes 36,608 shares owned by CMCO, Inc., an affiliate of CMNY Capital, L.P. and 1,964 shares owned by Robert Davidoff. Mr. Davidoff is a general partner of CMNY Capital, L.P. Information obtained from Schedule 13G dated February 14, 1994.

(9) Includes shares issuable upon the exercise of currently exercisable stock options as follows: Warner J. Heuman - 46,000 shares; Herbert Barry - 10,000 shares; Kurt Vetter - 4,000 shares; Erich Vetter - 46,000 shares; Manfred M. Heuman - 40,000 shares; Robert K. Semel - 70,000 shares; Martin Gelerman - 1,000 shares; Martin Brownstein - 10,000 shares; Steven Wolosky
     - 1,000 shares; Lee Cantor - 8,200 shares.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Article Sixth, Paragraph 1 of the Certificate of Incorporation of the Company, and Article II, Section 2 of its Amended and Restated By-Laws provide for the organization of the Board of Directors into three classes. All Directors are chosen for a full three-year term to succeed those whose terms expire. It is therefore proposed that three Directors be elected to serve until the Annual Meeting of Stockholders to be held in 1999 and until their successors are elected and qualified.

     If no contrary instructions are indicated, it is intended that the accompanying Proxies will be voted for the election of Erich Vetter, Manfred M. Heuman and Martin Brownstein, the three nominees. The Company does not expect that any of the nominees listed will be unavailable for election, but if that should occur before the Annual Meeting, the Proxies may be voted in favor of the remaining nominees and may also be voted for a substitute nominee or nominees. The following table sets forth the ages, occupations, terms of office and family relationships of the Directors and Executive Officers of the Company.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY*

                                                                                                      Nature of Any
                                                                              Term of                    Family
                                            Present and                      Office as              Relationship With
                                          Prior Positions                     Director             Other Directors or
      Name              Age                 With Company                      Expires              Executive Officers
------------------------------------------------------------------------------------------------------------------------------------
Warner J. Heuman         71         Chairman Emeritus since January             1997             Manfred M. Heuman - brother
                                    1995; Chairman of the Board, 1971
                                    to January 1995; Director since 1968.

Herbert Barry            59         Chairman of the Board, Chief                1997             None
                                    Executive Officer since January 1995;
                                    President  1971 to  January  1995;
                                    Director since 1968.

Erich Vetter             73         Secretary, 1975 to April 1993;              1996             Kurt Vetter - son
                                    Director since 1968.

Robert K. Semel          58         President, Chief Operating Officer          1998             None
                                    since January 1995; Executive Vice
                                    President December 1990 to January
                                    1995; Secretary since April 1993;
                                    Director since December 1990.

Kurt Vetter              52         First Vice President - Engineering since    1998             Erich Vetter - father
                                    January 1995; Vice President -
                                    Engineering  1971 to January 1995;
                                    Director since 1970.

Manfred M. Heuman        83         Treasurer, 1971 to April 1993;              1996             Warner J. Heuman - brother
                                    Director since 1968.

Martin Brownstein        54         Senior Vice President since January 1995;   1996             None
                                    Vice President - Advertising Specialty
                                    Sales 1977 to January 1995;
                                    Director since June 1991.

Martin Gelerman          59         Director since August 1993. Since           1997             None
                                    1990, Mr. Gelerman has been Senior
                                    Vice President of The Olsten Corporation,
                                    a human resources management business
                                    services provider. Prior thereto he was
                                    Chief Executive Officer at Martin-Roche
                                    Associates, Inc., a mid-sized management
                                    consulting firm.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY*

                                                                                                      Nature of Any
                                                                              Term of                    Family
                                            Present and                      Office as              Relationship With
                                          Prior Positions                     Director             Other Directors or
      Name              Age                 With Company                      Expires              Executive Officers
------------------------------------------------------------------------------------------------------------------------------------
Steven Wolosky           40         Director since February 1994. For           1998             None
                                    more than the past five years, Mr.
                                    Wolosky has been a partner of
                                    Olshan  Grundman  Frome  &
                                    Rosenzweig  LLP, counsel to the Company.
                                    Mr. Wolosky is also Assistant Secretary
                                    of WHX Corporation, a NYSE listed
                                    company, and a director of Restructuring
                                    Acquisition Corporation.

Lee Cantor               36         Vice President - Sales since January         (1)             Warner J. Heuman -
                                    1995; Vice President - Advertising                           father-in-law.
                                    Specialty Sales, January 1993 to                             Manfred M. Heuman -
                                    January 1995; Sales Manager, 1988 to 1995.                   uncle.

----------
* The Directors of the Company, by virtue of certain family relationships and aggregate stockholdings, may be considered control persons of the Company.
(1)  Mr. Cantor is not a director of the Company

     None of the Directors or Executive Officers has been involved in material legal proceedings during the last five years in which he has been a party adverse to or has had a material interest adverse to the Company.

     The Company has a standing Audit Committee, currently comprised of Erich Vetter, Martin Gelerman and Steven Wolosky (with Warner J. Heuman serving as an alternate). The Audit Committee met on four occasions during the fiscal year ended January 31, 1996. The Audit Committee reviews, analyzes and makes recommendations to the Board of Directors with respect to the Company's compensation and accounting policies, controls and statements and coordinates with the Company's independent public accountants. The Company does not have a standing Nominating Committee or a committee which serves nominating functions.

     The Board of Directors held four meetings during the fiscal year ended January 31, 1996. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware.

     The Board of Directors recommends a vote FOR this Proposal.

                             ADDITIONAL INFORMATION

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

     One report relating to the sale by Erich Vetter of 10,000 shares of Common Stock was filed late. The transaction was subsequently reported to the Commission on Form 4.

     One report relating to the purchase by Lee Cantor of 250 shares of Common Stock was filed late. The transaction was subsequently reported to the Commission on Form 4.

Executive Compensation

                 Summary of Cash and Certain Other Compensation

     The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to the chief executive officer ("CEO") of the Company (Mr. Herbert Barry, the Chairman of the Board and Chief Executive Officer of the Company) and the four most highly compensated executive officers of the Company other than the CEO whose salary and bonus exceeded $100,000 with respect to the fiscal year ended January 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                                Long-Term
                                                                                              Compensation
                                                -----------------------------------------    -------------
                                                           Annual Compensation                   Awards
                                                                            Other Annual                         All Other
     Name and                                                               Compensation         Options       Compensation
 Principal Position              Year           Salary ($)     Bonus ($)      ($) (1)             (#)            ($) (2)
---------------------------------------------------------------------------------------------------------------------------
Herbert Barry                    1996           426,708         37,000               -                -           1,788
   Chairman of the Board,        1995           371,044         62,000               -                -           1,766
   Chief Executive Officer       1994           329,757         25,000               -           16,000             896

Robert K. Semel                  1996           267,864        145,150          35,300 (3)            -           1,788
   President,                    1995           234,776        132,500          36,485 (3)            -           1,766
   Chief Operating Officer       1994           185,997         50,000          37,500 (3)       10,000             761

Martin Brownstein                1996           463,565         11,000               -                -           1,788
   Senior Vice President -       1995           427,143         10,000               -                -           1,766
   Advertising Specialty Sales   1994           391,107          7,500               -                -             896

Lee Cantor                       1996           260,700          8,188               -                -           1,788
   Vice President -              1995           190,007          6,250               -              200           1,766
   Sales                         1994           181,717          5,100               -                -             896

Kurt Vetter                      1996           151,278         16,500               -              200           1,788
   First Vice President -        1995           140,512         15,000               -                -           1,766
   Engineering                   1994           133,138         12,500               -                -             878


(1) With the exception of Mr. Semel, perquisites and other personal benefits, securities or property to each executive officer did not exceed the lesser of $50,000 or 10% of such executive's salary and bonus.

(2)  Amounts shown reflect Company contributions to 401(k) Plan.

(3) Includes $35,300 of forgiveness of principal and interest due during fiscal 1996, $36,485 of forgiveness of principal and interest due during fiscal 1995 and $37,500 of forgiveness of principal and interest due during fiscal 1994 under a loan made by the Company in connection with Mr. Semel's employment which is required to be repaid over a seven-year period through 1998.

     The following table sets forth certain information regarding stock option grants made to each of the Executive Officers named in the Summary Compensation Table during the fiscal year ended January 31, 1996.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                                      Individual Grants                             Potential Realizable
                             --------------------------------------------------------------        Value of Assumed Annual
                                               % of Total                                           Rates of Stock Price
                                                Options                                            Appreciation for Option
                                               Granted to      Exercise or                                Term (1)
                               Options        Employees in      Base Price       Expiration       --------         -------
Name                         Granted (#)      Fiscal Year         ($/sh)           Date           5% ($)          10% ($)
------------------------------------------------------------------------------------------------------------------------------------
Kurt Vetter                     200 (2)           16.7%             7.25          10/31/99          400             912

(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation of the Company's Common Stock over the term of the options.

(2) No part of such option is currently exercisable. The option may be exercised on or after October 31, 1996.

     The following table sets forth certain information regarding stock option exercises by each of the Executive Officers named in the Summary Compensation Table during the fiscal year ended January 31, 1996 and unexercised stock options held by such Executive Officers as of January 31, 1996.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                                                               Value of
                                                                                          Number of          Unexercised
                                                                                         Unexercised         in-the-Money
                                                                                         Options at           Options at
                                                                                         January 31,          January 31,
                                                                                           1996(#)            1996($)(#)
                                                            Shares
                                                          Aquired on       Value        Exercisable /         Exercisable /
Name                                                      Exercise(#)    Realized($)    Unexercisable        Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
Herbert Barry                                               156,000      1,077,180       20,666/5,334        157,659/37,311
Martin Brownstein                                           108,000        758,000           10,000/0              83,050/0
Robert K. Semel                                                   0              0       90,666/3,334        759,249/23,231
Lee Cantor                                                        0              0            8,200/0              67,198/0
Kurt Vetter                                                 160,000      1,148,800          4,000/200            30,980/375

----------
(1) On January 31, 1996, the last reported sales price of the Company's Common Stock as reported by the American Stock Exchange was $9.125 per share.

Board of Directors Compensation

     The Company pays each non-employee Director a fee of $500 for each Board of Directors' meeting attended.

Long-Term Incentive and Pension Plans.

     The Company does not have any long-term incentive or defined benefit pension plans.

Employment Agreements

     Mr. Herbert Barry is employed under an employment agreement expiring January 31, 2001 which provides for Mr. Barry to be paid (i) a base salary of $110,000 per annum with yearly increases of $12,000, (ii) a sum equal to 1% of all of the Company's sales subject to certain limitations and (iii) regular commissions computed in accordance with the Company's usual practice on all sales which he generates. In addition, Mr. Barry will receive a profit incentive cash bonus based upon the consolidated pre-tax profits of the Company.

     Mr. Robert K. Semel is employed under an employment agreement expiring January 31, 2001 which provides for (i) annual compensation of $275,000 until January 31, 1997 and provides for increases in annual compensation in each of the remaining years of his employment agreement, (ii) a profit incentive bonus based upon the consolidated pre-tax profits of the Company and (iii) a sales incentive bonus based upon the consolidated net sales of the Company, subject to certain limitations, in excess of $30 million (other than net sales for which Mr. Herbert Barry is not entitled to an override commission) of the Company.

     The Company has an employment agreement with Martin Brownstein expiring on January 31, 1998 providing for Mr. Brownstein to be paid (a) commissions at the Company's standard commission rates then in effect on all sales of the Company's products which he generates plus (b) commissions of 1% of all Advertising Specialty Institute Directory sales up to and including $1,500,000 and 11/4 % of all such sales in excess of $1,500,000. The employment agreement is subject to a one year renewal at the end of the current term at the option of Mr. Brownstein.

     The Company has an employment agreement with Lee Cantor, currently expiring on October 31, 1996. The employment agreement is subject to an automatic one year renewal at the end of the current term or any renewal thereof unless either the Company or Mr. Cantor gives a termination notice at least 90 days prior to the expiration of the then current term. Pursuant to the provisions of the employment agreement, Mr. Cantor is paid a salary of $475 per week and commissions at the Company's standard commission rates then in effect on all sales of the Company's products which he generates.

     The Company had an employment agreement with Kurt Vetter that expired on January 31, 1996, but which has been extended pending the execution of a new employment agreement, providing for Mr. Vetter to be paid $143,000 during fiscal 1996.

     In addition, the Company has entered into deferred compensation, and amended and restated employment, consulting and non-competition agreements with each of Warner J. Heuman, Erich Vetter and Manfred Heuman dated as of April 28, 1991, which provide that after termination of the employment agreement, each shall be engaged as a consultant for a period of seven years thereafter. Mr. Manfred Heuman retired in July 1992, Mr. Erich Vetter retired in February 1993 and Mr. Warner Heuman retired in January 1995. In addition, each shall be entitled to deferred compensation benefits for the balance of his lifetime, and certain death and other fringe benefits.

Board of Directors Interlocks and Insider Participation in Compensation
Decisions

     Other than Messrs. Gelerman and Wolosky, all of the members of the Board of Directors were officers or former officers of the Company during the fiscal year ended January 31, 1996 and participated in the decisions of the Company's Board of Directors concerning executive officer compensation. However, each Director abstained from decisions concerning his own compensation.

Indebtedness of Management

     As of May 1, 1996, Robert K. Semel, a Director and President of the Company was indebted to the Company in the amount of $42,128 by reason of a loan made by the Company to him on December 21, 1990 in the original principal amount of $198,000. The largest amount outstanding since February 1, 1995 was $77,428. The loan matures December 20, 1998, and is repayable in seven equal annual installments of principal, which commenced on December 21, 1991, together with interest at the rate of 8.66% per annum. Mr. Semel's obligations to make each of the payments (including interest) under the loan shall be forgiven by the Company on a payment by payment basis as long as he, as of the date on which any such installment payment is due, remains an employee of the Company and is not in actual default of his obligations under his employment agreement with the Company. The loan was made to Mr. Semel in connection with the purchase by him of 180,000 shares of the Company's common stock and as inducement to him to join the employ of the Company.

Board of Directors Report on Executive Compensation

General

     The  Board  of   Directors   determines   the  cash  and  other   incentive
compensation, if any, to be paid to the Company's Executive Officers and key employees.

Compensation Philosophy

     The Board of Directors' executive compensation philosophy is to base management's pay, in part, on the achievement of the Company's annual and long-term performance goals by (a) setting levels of compensation designed to attract and hold superior executives in a competitive business environment, (b) providing incentive compensation that varies directly with the Company's financial performance and individual initiative and achievement, (c) linking compensation to the Company's annual and long-term performance, (d) evaluating the competitiveness of executive compensation programs based upon information drawn from a variety of sources, and (e) establishing salary levels and bonuses intended to be consistent with competitive practice and level of responsibility, with salary increases and bonuses reflecting competitive trends, the overall financial performance of the Company, the performance of the individual executive and the contractual arrangements that may be in effect with the individual executive. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), prohibits a publicly held corporation, such as the Company, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer (or person acting in that capacity) at the close of the corporation's fiscal year and the four most highly compensated officers of the corporation, other than the chief executive officer, at the end of the corporation's fiscal year. The $1 million compensation deduction limitation does not apply to "performance-based compensation." The Internal Revenue Service issued proposed regulations on December 15, 1993 which give some guidance to publicly held companies about how to qualify compensatory plans to meet the "performance-based compensation" requirements. However, the final regulations are not expected to be issued until at least later this year. The Company has not established a policy with regard to Section 162(m) of the Code since the Company has not and does not currently anticipate paying compensation in excess of $1 million per annum to any employee.

Salaries

     Salaries for the Company's Executive Officers are determined by the terms of their employment contracts and by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions within the Company's industries. Annual salary adjustments are determined consistent with the Company's compensation policy by the terms of the employment contracts and by evaluating the competitive marketplace, the performance of the Company, the performance of the executive particularly with respect to the ability to manage growth of the Company or to generate sales of the Company's products, length of service to the Company and any increased responsibilities assumed by the executive.

Annual Bonuses and Incentive Compensation

     The Company from time to time considers the payment of bonuses to its Executive Officers although no formal plan currently exists. Bonuses would be determined based, first, upon the level of achievement by the Company of its strategic and operating goals and, second, upon the level of personal achievement by participants. The achievement of personal goals includes the actual performance of the Company for which the Executive Officer has responsibility as compared to the planned performance thereof, the ability to manage and motivate reporting employees and the achievement of assigned projects. Bonuses are determined annually after the close of each fiscal year. In connection with increased net sales, net income and stockholders' equity for the fiscal year ended January 31, 1996, the Company awarded bonuses to Messrs. Brownstein, Cantor and Kurt Vetter in the amounts of $11,000, $8,188 and $16,500, respectively.

Compensation of Chief Executive Officer

     Mr. Barry's salary of $426,708 during the fiscal year ended January 31, 1996 was based upon the terms of his then current employment agreement and the factors described in the "Salaries" paragraph above. Mr. Barry's prior employment agreement provided that his compensation was determined largely by commission income from sales generated by the Company and Mr. Barry, in addition to a fixed base annual salary of $40,000 to cover administrative duties. Mr. Barry received a bonus of $37,000 during the fiscal year ended January 31, 1996 which was based upon his efforts in leading the Company to the achievement of improved financial results, in particular, the increase in net sales for the fiscal year ended January 31, 1996 to $31,510,000 compared to $30,133,000 for the fiscal year ended January 31, 1995 (an increase of 4.6%) and net income of $1,459,000 for the fiscal year ended January 31, 1996 as compared to net income of $1,166,000 in the prior comparable period (an increase of 25.1%). In addition, stockholders' equity at January 31, 1996 was $10,245,000 an increase of $2,960,000, or 40.6%, over stockholders' equity at January 31, 1995.

     Mr. Barry's compensation is believed to be in the medium range compared to salaries received by chief executive officers of other plastic bag manufacturers. This range represents the Company's best estimate as there is limited information available on the salary levels of chief executive officers of the Company's competitors.

Stock Options

     During the fiscal year ended January 31, 1996, the Board of Directors awarded stock options to purchase 200 shares of Common Stock to Kurt Vetter. See "Option Grants In Last Fiscal" above. The exercise price of such options was equal to the fair market value of the Company's Common Stock on the date of grant. No other Executive Officer named in the Summary Compensation Table was awarded stock options during the fiscal year ended January 31, 1996. It is the philosophy of the Board of Directors that stock options should be awarded only to key employees of the Company to promote long-term interests between such employees and the Company's stockholders and to assist in the retention of such employees.

                                  BOARD OF DIRECTORS:         Herbert Barry
                                                              Martin Brownstein
                                                              Martin Gelerman
                                                              Manfred M. Heuman
                                                              Warner J. Heuman
                                                              Robert K. Semel
                                                              Erich Vetter
                                                              Kurt Vetter
                                                              Steven Wolosky

Performance Graph

     The following graph compares, for each of the fiscal years indicated, the yearly percentage change in the Company's cumulative total stockholder return on its common stock with the cumulative total return of (a) the AMEX Market Index, a broad equity market index, and (b) the Media General ("MG") Group Index, a plastic packaging materials industry index, in each case assuming reinvestment of dividends.

                    COMPARISON OF FIVE YEAR CUMULATIVE TOTAL
                  RETURN AMONG UNIFLEX, INC., AMEX MARKET INDEX
                               AND MG GROUP INDEX

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                   OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                                                                          FISCAL YEAR ENDING
                                       ------------------------------------------------------------------------------------------

COMPANY                                      1991           1992           1993           1994           1995            1996
UNIFLEX INC                                   100           160.00         380.00         840.00         940.00          1460.00
INDUSTRY INDEX                                100           158.20         165.62         190.99         168.19           210.44
BROAD MARKET                                  100           123.29         121.08         144.58         126.18           161.74

Employee Benefits

     The Company adopted a qualified profit-sharing plan in January, 1976 and all of its employees (other than employees who are subject to a union or collective bargaining agreement) are eligible to participate after completing six months of continuous service and attaining age 21. The Company is not required to make any minimum contributions and any contributions will be from current or accumulated earnings and will not exceed the maximum amount deductible by the Company under applicable provisions of the Internal Revenue Code.

     Participants may elect (but are not required) to contribute up to 10% of their compensation. In general, the benefits payable to a participant from contributions by the Company become fully vested at the earliest of (1) the participant's normal retirement date, (2) the participant's earlier retirement date if he has completed ten years of participation in the plan, or (3) the participant's completion of fifteen years of service beginning on the effective date of the plan; provided that partial vesting of benefits begins upon completion of five years of service beginning on the effective date of the plan.

     Effective February 1, 1990, the Company established a defined contribution benefit plan pursuant to Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). Full-time employees who have completed twelve months of service may contribute a percentage of their salaries to the 401(k) Plan, subject to certain limits. The Company will match 20 percent of the employee's contribution up to six percent of the employee's salary. The Company's contributions vest at the rate of 20 percent per year of employment. During the fiscal year ended January 31, 1996, the Company contributed $28,985 to the 401(k) Plan.

                                 PROPOSAL NO. 2
              APPROVAL OF 1996 OUTSIDE DIRECTORS' STOCK OPTION PLAN

General

     The Board of Directors has unanimously approved for submission to a vote of the stockholders a proposal to approve the 1996 Outside Directors' Stock Option Plan of the Company (the "Outside Directors' Plan") as set forth in Appendix A to this Proxy Statement. This discussion is qualified in its entirety by reference to Appendix A. The purpose of the Outside Directors' Plan is to secure for the Company and its stockholders the benefits arising from stock ownership by its Outside Directors. The Outside Directors' Plan will provide a means whereby such Outside Directors may purchase shares of Common Stock pursuant to options granted in accordance with the Outside Directors' Plan. Any Outside Director of the Company who is not, and has not been, a full or part-time employee thereof shall be eligible to participate in the Outside Directors' Plan (each an "Outside Director").

Admission of the Outside Directors' Plan

     The Outside Directors' Plan is administered by the Board of Directors, which shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Outside Directors' Plan as may be necessary for the administration thereof.

     The Board of Directors is authorized to amend, suspend or terminate the Outside Directors' Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) increase the maximum number of shares that may be issued pursuant to the exercise of options granted under the Outside Directors' Plan;
(ii) change the minimum price per share at which an option may be exercised pursuant to the Outside Directors' Plan; (iii) increase the maximum term of any option granted under the Outside Directors' Plan; or (iv) permit the granting of options to anyone other than as provided in the Outside Directors' Plan.

     Unless the Outside Directors' Plan is terminated earlier by the Board of Directors, it will terminate on May 16, 2006.

Common Stock Subject to the Outside Directors' Plan

     The shares of Common Stock to be issued under the Outside Directors' Plan may be either authorized but unissued shares or reacquired shares. The number of shares of Common Stock available under the Outside Directors' Plan will be subject to adjustment to prevent dilution in the event of a stock split, combination of shares, stock dividend or certain other events. If an option granted under the Outside Directors' Plan, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Common Stock covered by such option shall be available for future grants of options.

     The Outside Directors' Plan, as proposed, would authorize the issuance of a maximum of 60,000 shares of Common Stock, subject to adjustment, pursuant to the exercise of options granted thereunder. As of the date of this Proxy Statement no options are outstanding under the Outside Directors' Plan.

Grant of Options

     Subject to stockholder approval, each current Outside Director (Messrs. Gelerman and Wolosky) shall receive the grant of an option to purchase 3,000 shares of Common Stock on June 20, 1996. To the extent that shares of Common Stock remain available for the grant of options under Outside Directors' Plan, each year on the date of the Company's annual meeting of stockholders, each Outside Director shall be granted an option to purchase 3,000 shares of Common Stock.

Vesting of Options

     Options granted under the Outside Director's Plan are exercisable in three equal installments beginning on the first anniversary of the date of grant and subject to such terms and conditions as shall be determined by the Board of Directors at grant; provided, however, that in the case of an Outside Director's death or Permanent Disability (as defined in the Outside Directors' Plan), the options held thereby will become immediately exercisable, unless a longer vesting period is otherwise determined by the Board of Directors at grant. The Board of Directors may waive any installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Board of Directors may determine in its sole discretion; provided, however, that no option shall be exercisable until stockholder approval of the Outside Directors' Plan shall have been obtained.

Option Price

     The exercise price of each option is the Fair Market Value (as hereinafter defined) for each share of Common Stock subject to an option. Fair Market Value means the closing sales price of the Common Stock as quoted on the American Stock Exchange on the date of grant of any option. If the Common Stock is not quoted on the American Stock Exchange, Fair Market Value shall be deemed to be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of grant.

Terms of Options

     The term of each option shall be 10 years from the date of grant, subject to early termination by the Board of Directors. The Outside Directors' Plan also provides for the earlier termination of options in the event an Outside Director's membership on the Board of Directors terminates.

Transferability; Termination of Directorship

     All options granted under the Outside Directors' Plan are non-transferable and non-assignable except by will or by the laws of decent and distribution and may be exercised during an Outside Director's lifetime only by such Outside Director, his guardian or legal representative. If an Outside Director's membership on the Board of Directors terminates for any reason other than cause, including death of such Outside Director, an option held on the date of termination may be exercised in whole or in part at any time within one year after the date of such termination (but in no event after the term of such option expires) and shall thereafter terminate. If an Outside Director's membership on the Board of Directors is terminated for cause, which determination shall be made by the Board of Directors, options held by such Outside Director shall terminate concurrently with termination of membership.

Required Vote

     The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, is required for approval of the Outside Directors' Plan.

     The Board of Directors recommends a vote FOR approval of the 1996 Outside Directors' Stock Option Plan.

                              STOCKHOLDER PROPOSALS

     To the extent required by law, any stockholder proposal intended for presentation at next year's annual stockholders' meeting must be received at the Company's principal executive offices prior to January 21, 1997.

                                  OTHER MATTERS

     So far as it is known, there is no business other than that described above to be presented for action by the stockholders at the forthcoming Annual Meeting, but it is intended that Proxies will be voted upon any other matters and proposals that may legally come before the Annual Meeting, or any adjustments thereof, in accordance with the discretion of the persons named therein.

     The Annual Report for the fiscal year ended January 31, 1996, including financial statements, is being mailed herewith. If, for any reason, you did not receive your copy of the Annual Report, please advise the Company and another will be sent to you.

                                             By Order of the Board of Directors

                                             HERBERT BARRY, Chairman

Dated:   Hicksville, New York
         May 20, 1996

     The Company will furnish, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended January 31, 1996 (as filed with the Securities and Exchange Commission) to stockholders of record as of May 10, 1996 who make written request to Robert Gugliotta, Vice
President-Finance and Treasurer, Uniflex, Inc., 383 West John Street, Hicksville, New York 11802.

                                                                      APPENDIX A

                                  UNIFLEX, INC.
                    1996 OUTSIDE DIRECTORS' STOCK OPTION PLAN

                                    ARTICLE I
                                     PURPOSE

     The purpose of the Uniflex, Inc. 1996 Outside Directors' Stock Option Plan (the "Plan") is to secure for Uniflex, Inc. and its stockholders the benefits arising from stock ownership by its Outside Directors. The Plan will provide a means whereby such Outside Directors may purchase shares of the common stock, $.10 par value, of Uniflex, Inc. pursuant to options granted in accordance with the Plan.

                                   ARTICLE II
                                   DEFINITIONS

     The following capitalized terms used in the Plan shall have the respective meanings set forth in this Article:

     2.1 "Board" shall mean the Board of Directors of Uniflex, Inc.

     2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended.

     2.3 "Company" shall mean Uniflex, Inc. and any of its Subsidiaries.

     2.4 "Director" shall mean any person who is a member of the Board of Directors of the Company.

     2.5 "Outside Director" shall mean any Director who is neither a present nor past employee of the Company or a Subsidiary of the Company.

     2.6 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     2.7 "Exercise Price" shall mean the price per Share at which an Option may be exercised.

     2.8 "Fair Market Value" of the Shares means the closing price of publicly traded Shares on the national securities exchange on which the Shares are listed on the Grant Date (if the Shares are so listed) or on the Nasdaq National Market on the Grant Date (if the Shares are regularly quoted on the Nasdaq National Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Shares in the over-the-counter market on the Grant Date, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company on the Grant Date, or as determined by the Board in a manner consistent with the provisions of the Code.

     2.9 "Grant Date" shall mean the Initial Grant Date and any Subsequent Grant Date.

     2.10 "Initial Grant Date" shall mean June 20, 1996.

     2.11 "Option" shall mean an Option to purchase Shares granted pursuant to the Plan.

     2.12  "Option  Agreement"  shall mean the written  agreement  described  in
Article VI herein.

     2.13 "Permanent Disability" shall mean the condition of an Outside Director who is unable to participate as a member of the Board by reason of any medically determined physical or mental impairment that can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months.

     2.14 "Purchase Price" shall be the Exercise Price multiplied by the number of whole Shares with respect to an Option may be exercised.

     2.15 "Securities Act" shall mean the Securities Act of 1933, as amended.

     2.16 "Shares" shall mean shares of common stock, $.10 par value, of the Company.

     2.17 "Subsequent Grant Date" shall mean any Grant Date other than the Initial Grant Date.

     2.18 "Subsidiaries" shall have the meaning provided in Section 425(f) of the Code.

                                   ARTICLE III
                                 ADMINISTRATION

     3.1 General. This Plan shall be administered by the Board in accordance with the express provisions of this Plan.

     3.2 Powers of the Board. The Board shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Plan as may be necessary for the administration of the Plan.

                                   ARTICLE IV
                             SHARES SUBJECT TO PLAN

     Subject to adjustment in accordance with Article IX, an aggregate of 60,000 Shares is reserved for issuance under this Plan. Shares sold under this Plan may be either authorized but unissued Shares or reacquired Shares. If an Option, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall be available for future grants of Option.

                                    ARTICLE V
                                     GRANTS

     5.1 Initial Grants. On the Initial Grant Date, each Outside Director shall receive the grant of an option to purchase 3,000 Shares. If an Outside Director was granted an option as of the date the Board approved the Plan, then such grant is subject to shareholder approval of the Plan.

     5.2 Subsequent Grants. To the extent that Shares remain available for the grant of Options under the Plan, each year on the date of the Company's annual meeting of stockholders, each Outside Director shall be granted an Option to purchase 3,000 Shares.

     5.3 Adjustment of Grants. The number of Shares set forth in Section 5.1 and
5.2 as to which Options shall be granted shall be subject to adjustment as provided in Section 9.1 hereof.

     5.4 Compliance With Rule 16b-3. The terms for the grant of Options to an Outside Director may only be changed if permitted under Rule 16b-3 under the Exchange Act and, accordingly, the formula for the grant of Options may not be changed or otherwise modified more than once in any six month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder.

                                   ARTICLE VI
                                 TERMS OF OPTION

     Each Option shall be evidenced by a written Option Agreement executed by the Company and the Outside Director which shall specify the Grant Date, the number of Shares subject to the Option, the Exercise Price and shall also include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with this Plan as the Board may determine.

     6.1 Term. The term of each Option shall be 10 years from the Grant Date thereof, subject to earlier termination in accordance with Articles VI and X.

     6.2 Restriction on Exercise. Options shall be exercisable in three equal installments beginning on the first anniversary of the Initial Grant Date or any Subsequent Grant Date and subject to such terms and conditions as shall be determined by the Board at grant, provided, however, that in the case of the Outside Director's death or Permanent Disability, the Options held by him will become immediately exercisable, unless a longer vesting period is otherwise determined by the Board at grant. The Board may waive any installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Board may determine in its sold discretion, provided, however, that no Option shall be exercisable until more than six months have elapsed from the Grant Date and; provided, further that no Option will be exercisable until stockholder approval of the Plan shall have been obtained.

     6.3 Exercise Price. The Exercise Price for each Share subject to an Option shall be the Fair Market Value of the Share as determined in Section 2.8 herein.

     6.4 Manner of Exercise. An Option shall be exercised in accordance with its terms, by delivery of a written notice of exercise to the Company, and payment of the full purchase price of the Shares being purchased. An Outside Director may exercise an Option with respect to all or less than all of the Shares for which the Option may then be exercised, but a Director must exercise the Option in full Shares.

     6.5 Payment. The Purchase Price of Shares purchased pursuant to an Option or portion thereof, may be paid:

         (a) in United States Dollars, in cash or by check, bank draft or money order payable to the Company;

         (b) at the discretion of the Board by delivery of Shares already owned by an Outside Director with an aggregate Fair Market Value on the date of exercise equal to the Purchase Price, subject to the provisions of Section 16(b) of the Exchange Act; and

         (c) through the written election of the Outside Director to have Shares withheld by the Company from the Shares otherwise to be received with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price.

     6.6 Transferability. No Option shall be transferable otherwise than by will or the laws of descent and distribution, and an Option shall be exercisable during the Outside Director's lifetime only by the Outside Director, his guardian or legal representative.

     6.7 Termination of Membership on the Board. If an Outside Director's membership on the Board terminates for any reason other than cause, including the death of an Outside Director, an Option held on the date of termination may be exercised in whole or in part at any time within one (1) year after the date of such termination (but in no event after the term of the Option expires) and shall thereafter terminate. If an Outside Director's membership on the Board is terminated for cause, which determination shall be made by the Board, Options held by him shall terminate concurrently with termination of membership.

                                   ARTICLE VII
                        GOVERNMENT AND OTHER REGULATIONS

     7.1 Delivery of Shares. The obligation of the Company to issue or transfer and deliver Shares for exercised Options under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals which shall then be in effect.

     7.2 Holding of Stock After Exercise of Option. The Option Agreement shall provide that the Outside Director, by accepting such Option, represents and agrees, for the Outside Director and his permitted transferees hereunder that none of the Shares purchased upon exercise of the Option shall be acquired with a view to any sale, transfer or distribution of the Shares in violation of the Securities Act and the person exercising an Option shall furnish evidence satisfactory to that Company to that effect, including an indemnification of the Company in the event of any violation of the Act by such person. Notwithstanding the foregoing, the Company in its sole discretion may register under the Act the Shares issuable upon exercise of the Options under the Plan.

                                  ARTICLE VIII
                                 WITHHOLDING TAX

     The Company may in its discretion, require an Outside Director to pay to the Company, at the time of exercise of an Option an amount that the Company deems necessary to satisfy its obligations to withhold federal, state or local income or other taxes (which for purposes of this Article includes an Outside Director's FICA obligation) incurred by reason of such exercise. When the exercise of an Option does not give rise to the obligation to withhold federal income taxes on the date of exercise, the Company may, in its discretion, require an Outside Director to place Shares purchased under the Option in escrow for the benefit of the Company until such time as federal income tax withholding is required on amounts included in the Outside Director's gross income as a result of the exercise of an Option. At such time, the Company, in its discretion, may require an Outside Director to pay to the Company an amount that the Company deems necessary to satisfy its obligation to withhold federal, state or local taxes incurred by reason of the exercise of the Option, in which case the Shares will be released from escrow upon such payment by an Outside Director.

                                   ARTICLE IX
                                   ADJUSTMENT

     9.1 Proportionate Adjustments. If the outstanding Shares are increased, decreased, changed into or exchanged into a different number of kind of Shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made to the maximum number and kind of Shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of Shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the Purchase Price applicable to the unexercised portion of the Option with a corresponding adjustment in the Exercise Price of the Shares covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the adjustment for the issuance of Shares on conversion of notes, preferred stock or exercise of warrants or Shares issued by the Board for such consideration as the Board deems appropriate.

     9.2 Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than 80% of the then outstanding Shares of the Company to another corporation, the Company shall give to each Outside Director at the time of adoption of the plan for liquidation, dissolution, merger or sale either (1) a reasonable time thereafter within which to exercise the Option prior to the effective date of such liquidation or dissolution, merger or sale, or (2) the right to exercise the Option as to an equivalent number of Shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.

                                    ARTICLE X
                        AMENDMENT OR TERMINATION OF PLAN

     10.1 Amendments. The Board may at any time amend or revise the terms of the
Plan,   provided  no  such  amendment  or  revision  shall,  unless  appropriate shareholder approval of such amendment or revision is obtained:

         (a) increase the maximum number of Shares which may be sold pursuant to Options granted under the Plan, except as permitted under the provisions of
Article IX;

         (b) change the minimum Exercise Price set forth in Article VI;

         (c) increase the maximum term of Options provided for in Article VI; or

         (d) permit the  granting of Options to anyone other than as provided in
Article V.

     10.2 Termination. The Board at any time may suspend or terminate this Plan. This Plan, unless sooner terminated, shall terminate on the tenth (10th) anniversary of its adoption by the Board. Termination of the Plan shall not affect Options previously granted thereunder. No Option may be granted under this Plan while this Plan is suspended or after it is terminated.

     10.3 Consent of Holder. No amendment, suspension or termination of the Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

     11.1 Privilege of Stock Ownership. No Outside Director entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable upon exercise of an Option until certificates representing the Shares shall have been issued and delivered.

     11.2 Plan Expenses. Any expenses incurred in the administration of the Plan shall be borne by the Company.

     11.3 Use of Proceeds. Payments received from an Outside Director upon the exercise of Options shall be used for general corporate purposes of the Company.

     11.4 Governing Law. The Plan has been adopted under the laws of the State of Delaware. The Plan and all Options which may be granted hereunder and all matters related thereto, shall be governed by and construed and enforceable in accordance with the laws of the State of Delaware as it then exists.

                                   ARTICLE XII
                              STOCKHOLDER APPROVAL

     This Plan is subject to approval, at a duly held stockholders' meeting within 12 months after the date the Board approves this Plan, by the affirmative vote of holders of a majority of the voting Shares of the Company represented in person or by proxy and entitled to vote at the meeting. Options may be granted, but not exercised, before such shareholder approval is obtained. If the stockholders fail to approve the Plan within the required time period, any Options granted under this Plan shall be void, and no additional Options may thereafter be granted.

                                  UNIFLEX, INC.

       Proxy Solicited on Behalf of the Board of Directors of the Company
                       for Annual Meeting on June 20, 1996

The undersigned hereby appoints Herbert Barry and Robert K. Semel and either of them, with power in each to vote in the absence of the other, as the Proxy Agents for the undersigned, with full power of attorney and substitution and with all the powers the undersigned would possess if personally present, to vote all the Common Stock of the undersigned in Uniflex, Inc. at the Annual Meeting of Stockholders scheduled to be held on June 20, 1996 at 10:00 A.M. and at all adjournments thereof.

(1) Election of three Directors as recommended in Management's Proxy Statement:
            Nominees: Erich Vetter, Manfred M. Heuman and Martin Brownstein

/ / VOTE FOR the nominees listed, except as marked to the contrary above
            (if any). (To withhold your vote for any individual nominee strike a line through the nominee's name set forth above.)

/ / VOTE WITHHELD for all nominees.

(2) Approval of 1996 Outside Directors' Stock Option Plan.
/ / FOR                      / / AGAINST                          / / ABSTAIN

(3) In their discretion, upon such other business as may properly come before the Annual Meeting.

The shares represented by this Proxy will be voted in accordance with the instructions given. If no such instructions are given, the shares represented by the Proxy will be voted FOR all nominees in Proposal 1 and for the approval of the 1996 Outside Directors' Stock Option Plan. Discretionary authority is granted the Proxy Agent as to other matters that may come before the Annual Meeting. Management knows of no such other matters. Receipt of the Uniflex, Inc. Proxy Statement is hereby acknowledged. All proxies heretofore signed by the undersigned are hereby revoked.

Date: This                        Day of                                    1996
          -----------------------       -----------------------------------


                                        ----------------------------------------
                                             Signature(s) of Stockholder(s)


                                        ----------------------------------------
                                        Please sign  exactly as name  appears at
                                        left.    When   signing   as   attorney,
                                        executor,   administrator,   trustee  or
                                        guardian,  please  give  full  title  as
                                        such. Corporations are requested to sign
                                        their   name  by  their   President   or
                                        authorized   officer  All  joint  owners
                                        should sign.


                        This Proxy should be returned to:
  UNIFLEX, INC. - P.O. Box 9004 - 383 West John St., Hicksville, New York 11802